UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2010

KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1005 Virginia Drive, Fort Washington, PA		19034
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 14, 2010, Kulicke & Soffa Industries, Inc. (the “Company”) plans to present at the second annual CEO Investor Summit in San Francisco, California.  A copy of the slide presentation to be used during the meeting is attached as Exhibit 99.1 to this Report on Form 8-K.

In addition to historical statements, the slide presentation contains statements relating to future events and our future results.  These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to future revenue, sales, product development, demand, growth opportunities, competitiveness, product prices, product replacement cycles, gold to copper wire bonding conversion, growth of LED applications and unit demand, growth of semiconductor unit demand, projected compound annual growth rates (CAGR) for electronic devices, and expanded served and addressable markets and benefits expected as a result of (among other factors): (i) projected demand in the overall semiconductor industry, the semiconductor assembly equipment market, and the market for semiconductor expendable tools; (ii) projected demand for ball, wedge and die bonder equipment; and (iii) other factors listed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our 2009 Annual Report on Form 10-K and our subsequent reports on Forms 10-Q and 8-K.  While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations.  These factors include, but are not limited to: the risk that customer orders already received may be postponed or canceled, generally without charges; the risk that anticipated customer orders may not materialize; the risk that our suppliers may not be able to meet our demands on a timely basis during periods of historically high demand for our products; the volatility in the demand for semiconductors and our products and services; volatile global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations; acts of terrorism and violence; risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations; and the factors listed or discussed in our 2009 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission.  The Company is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibit attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Slide Presentation dated July 14, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 14, 2010	KULICKE AND SOFFA INDUSTRIES, INC.

	By:	/s/ David J. Anderson
	Name:	David J. Anderson
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation dated July 14, 2010.